                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                                 March 1, 1999


                             NUEVO ENERGY COMPANY
            (Exact name of registrant as specified in its charter)

          DELAWARE                          0-10537                  76-0304436
(State or other jurisdiction of    (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                  Identification Number)


                            1331 LAMAR, SUITE 1650
                             HOUSTON, TEXAS  77010
                   (Address of principal executive offices)


                                (713) 652-0706
             (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable

ITEM 5.  OTHER EVENTS

On March 1, 1999, we entered into a letter agreement with Relational Investors, LLC, which is attached hereto as Exhibit 10. This agreement provides for the election of Mr. David H. Batchelder to our board of directors no later than March 31, 1999 and upon such election Relational will withdraw their Nomination Notice. Mr. Batchelder will deliver to our board of directors an irrevocable letter of resignation in the form attached as Exhibit A to the letter agreement prior to his becoming a member of our board of directors. Mr. Batchhelder's resignation becomes effective and the letter agreement terminates in accordance with the terms of the letter agreement upon the good faith determination of a majority of the directors that acceptance of the letter of resignation is necessary to enable us to pursue strategic alternatives that are in the best interest of our stockholders.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       10. Letter agreement between Nuevo Energy Company and Relational Investors, LLC, dated March 1, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Not applicable

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NUEVO ENERGY COMPANY

                                        /s/ ROBERT M. KING
March 10, 1999                     By:________________________________
                                        Robert M. King
                                        Senior Vice President & Chief Financial
                                        Officer

                                      -3-